Castlight Health Announces Third Quarter 2016 Results

Total Revenue of $25.5 Million, Up 31% Y-o-Y
GAAP & Non-GAAP Gross Margin Increases by 1,300+ Basis Points Y-o-Y
GAAP & Non-GAAP Operating Loss Reduced by $9 Million and $10 Million Y-o-Y, Respectively

SAN FRANCISCO - November 2, 2016 - Castlight Health, Inc. (NYSE:CSLT), a leading health benefits platform provider, today announced results for its third quarter ended September 30, 2016.

“We were pleased to pass a milestone during the third quarter by reaching $100 million in annualized revenue run rate. We also added 14 net new logos, with a majority of our new customers buying our full platform solution,” said Giovanni Colella, M.D., co-founder and chief executive officer of Castlight Health. “As the market increasingly moves toward mainstream buyers, we see growing demand for a comprehensive, cloud-based platform that addresses a broad range of health benefits challenges. We believe Castlight is a natural platform to drive utilization across multiple solutions, positioning us well in a multi-billion dollar market opportunity.”

Financial Performance for the Three Months Ended September 30, 2016

•	Total revenue for the third quarter of 2016 was $25.5 million, an increase of 31% from the third quarter of 2015. Subscription revenue was $23.9 million, an increase of 31% on a year-over-year basis.

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Gross margin for the third quarter of 2016 was 68.8%, compared to a gross margin of 55.5% in the third quarter of 2015. Non-GAAP gross margin for the third quarter of 2016 was 72.1% compared to a non-GAAP gross margin of 59.3% in the third quarter of 2015.

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Operating loss for the third quarter of 2016 was $11.5 million, compared to an operating loss of $20.1 million in the third quarter of 2015. Non-GAAP operating loss for the third quarter of 2016 was $5.5 million, compared to a non-GAAP operating loss of $15.9 million in the third quarter of 2015.

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Net loss per basic and diluted share was $0.11 in the third quarter of 2016, compared to a net loss per basic and diluted share of $0.21 in the third quarter of 2015. The non-GAAP net loss per basic and diluted share for the third quarter of 2016 was $0.05, compared to a net loss per basic and diluted share of $0.17 in the third quarter of 2015. For both GAAP and non-GAAP purposes, the weighted average basic and diluted share count for the third quarter of 2016 was 103.1 million compared to 94.4 million in the third quarter of 2015.

•
Total cash, cash equivalents and marketable securities were $116.4 million at the end of the third quarter of 2016. Cash used in operations for the third quarter of 2016 was $9.4 million, compared to $14.5 million used in operations in the third quarter of 2015.

A reconciliation of GAAP to non-GAAP results has been provided in this press release in the accompanying tables. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures”.

“Over the last 5 quarters, we have reduced our quarterly non-GAAP operating expenses by 16% while non-GAAP gross margins have increased by 1,300 basis points and our revenue run rate has grown by 38%. Along the way, we have continued to increase investments in product development while also putting in place strategic channel partners that we expect will drive growth in our business during 2017 and beyond,” said John Doyle, President and COO of Castlight Health. “The reduction of our third quarter non-GAAP operating loss to the lowest level in 4 years puts us well on track to bringing our business to cash flow break-even in mid-2017, and positioning us with a meaningful cash balance to continue funding our strategic growth initiatives.”

Business Outlook
Full Year 2016 Guidance: The Company continues to expect revenue to track toward the mid-point of its $99.0 million to $102.0 million guidance range for the full year 2016. The Company expects to outperform its previously issued non-GAAP operating loss guidance range of $40.0 million to $42.0 million, as well as its previously issued non-GAAP net loss per share guidance range of $0.40 to $0.42 based on 100 million to 101 million weighted average basic and diluted common shares outstanding.

For the full year 2016, non-GAAP guidance excludes the effects of stock-based compensation expense, charge related to reduction in workforce and the capitalization and amortization of internal-use software.

Quarterly Conference Call

Castlight Health will host a conference call to discuss its third quarter 2016 results today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). A live audio webcast of the conference call, together with detailed financial information, can be accessed through the company’s Investor Relations website at http://ir.castlighthealth.com. In addition, an archive of the webcast can be accessed through the same link. Participants who choose to call in to the conference call can do so by dialing 1-866-393-4306. The conference ID number is 94707357. A replay will be available for one week at 1-855-859-2056, passcode 94707357.

About Castlight Health

Our mission is to empower people to make the best choices for their health and to help companies make the most of their health benefits. We offer a health benefits platform that engages employees to make better healthcare decisions and can guide them to the right program, care, and provider. The platform also enables benefit leaders to communicate and measure their programs while driving employee engagement with targeted, relevant communications. Castlight has partnered with enterprise customers, spanning millions of lives, to improve healthcare outcomes, lower costs, and increase benefits satisfaction.

For more information visit www.castlighthealth.com. Follow us on Twitter and LinkedIn and Like us on Facebook.

Non-GAAP Financial Measures

To supplement Castlight Health’s financial statements presented in accordance with generally accepted accounting principles (GAAP), we also use and provide investors and others with non-GAAP measures of certain components of financial performance, including non-GAAP gross margin, non-GAAP operating expense, non-GAAP operating loss, non-GAAP net loss and non-GAAP net loss per share. These non-GAAP financial measures differ from GAAP financial measures in that they exclude stock-based compensation, warrant expense, litigation settlement, charges related to a reduction in workforce, and capitalization and amortization of internal-use software and the associated tax impact of these items, where applicable.

We believe that these non-GAAP financial measures provide useful supplemental information to investors and others, facilitate the analysis of the company’s core operating results and comparison of operating results across reporting periods, and can help enhance overall understanding of the company’s historical financial performance.

We have provided a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, except that we have not reconciled our non-GAAP operating loss and net loss per share guidance for the full year 2016 to comparable GAAP operating loss and net loss per share guidance because we do not provide guidance for stock-based compensation expense and capitalization and amortization of internal-use software, which are reconciling items between GAAP and non-GAAP operating loss. The factors that may impact our future stock-based compensation expense and capitalization and amortization of internal-use software are out of our control and/or cannot be reasonably predicted, and therefore we are unable to provide such guidance without unreasonable effort.

These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP. Further, these non-GAAP measures may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited. Castlight Health encourages investors and others to review the company’s financial information in its entirety and not rely on a single financial measure.

Safe Harbor For Forward-Looking Statements

This press release contains forward-looking statements about Castlight Health’s expectations, plans, intentions, and strategies, including, but not limited to, statements regarding Castlight Health’s 2016 full year projections, our expectations for future performance of our business, market growth and business conditions, future innovation by the company and future developments with respect to the digital healthcare industry. Statements including words such as “anticipate,” “believe,” “estimate,” “will,” “continue,” “expect,” or “future,” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties include those described in Castlight Health’s documents filed with or furnished to the Securities and Exchange Commission. All forward-looking statements in this press release are based on information available to Castlight Health as of the date hereof. Castlight Health assumes no obligation to update these forward-looking statements.

Copyright 2016 Castlight Health, Inc. Castlight Health® is the registered trademark of Castlight Health, Inc. Other company and product names may be trademarks of the respective companies with which they are associated.

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	As of
	September 30, 2016	December 31, 2015
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$55,108	$19,150
Marketable securities	61,326	101,274
Accounts receivable, net	15,888	12,751
Deferred commissions	7,746	5,438
Prepaid expenses and other current assets	3,884	3,772
Total current assets	143,952	142,385
Property and equipment, net	5,912	6,896
Marketable securities, noncurrent	—	13,335
Restricted cash, noncurrent	1,000	1,000
Deferred commissions, noncurrent	3,861	4,923
Other assets	4,691	4,735
Total assets	$159,416	$173,274
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$3,603	$3,384
Accrued expenses and other current liabilities	4,894	4,550
Accrued compensation	7,146	11,477
Deferred revenue	30,730	26,590
Total current liabilities	46,373	46,001
Deferred revenue, noncurrent	6,700	7,522
Other liabilities, noncurrent	1,255	1,397
Total liabilities	54,328	54,920
Stockholders’ equity	105,088	118,354
Total liabilities and stockholders’ equity	$159,416	$173,274

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Revenue:
Subscription	$23,867	$18,233	$66,859	$50,417
Professional services	1,634	1,306	4,944	3,583
Total revenue	25,501	19,539	71,803	54,000
Cost of revenue:
Cost of subscription (1)	3,988	3,081	12,218	8,532
Cost of professional services (1)	3,978	5,606	13,941	15,581
Total cost of revenue	7,966	8,687	26,159	24,113
Gross profit	17,535	10,852	45,644	29,887
Operating expenses:
Sales and marketing (1)	13,143	16,731	44,877	50,835
Research and development (1)	10,573	7,868	30,619	21,853
General and administrative (1)	5,338	6,311	19,902	18,291
Total operating expenses	29,054	30,910	95,398	90,979
Operating loss	(11,519)	(20,058)	(49,754)	(61,092)
Other income, net	116	51	304	230
Net loss	$(11,403)	$(20,007)	$(49,450)	$(60,862)
Net loss per share, basic and diluted	$(0.11)	$(0.21)	$(0.50)	$(0.65)
Weighted-average shares used to compute basic and diluted net loss per share	103,147	94,409	99,734	93,343
_______________________

(1)	Includes stock-based compensation expense as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Cost of revenue:
Cost of subscription	$139	$96	$367	$196
Cost of professional services	456	647	1,468	1,522
Sales and marketing	2,190	2,058	6,644	5,883
Research and development	1,631	981	4,300	2,344
General and administrative	1,236	1,177	3,476	3,100

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Operating activities:
Net loss	$(11,403)	$(20,007)	$(49,450)	$(60,862)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	822	468	2,407	1,378
Stock-based compensation	5,652	4,959	16,255	13,045
Amortization of deferred commissions	1,042	917	3,157	2,576
Accretion and amortization of marketable securities	101	299	406	1,126
Changes in operating assets and liabilities:
Accounts receivable	(3,397)	(2,597)	(3,137)	(2,548)
Deferred commissions	(1,479)	(1,595)	(4,403)	(3,346)
Prepaid expenses and other assets	745	792	(68)	(1,026)
Accounts payable	410	(542)	300	716
Accrued expenses and other liabilities	(3,583)	1,429	(4,046)	(1,740)
Deferred revenue	1,733	1,367	3,318	5,770
Net cash used in operating activities	(9,357)	(14,510)	(35,261)	(44,911)
Investing activities:
Restricted cash	—	—	—	(1,000)
Investment in related party	—	(1,000)	—	(4,125)
Purchase of property and equipment	(345)	(1,806)	(1,587)	(3,499)
Purchase of marketable securities	(11,971)	(67,366)	(73,163)	(86,324)
Sales of marketable securities	—	—	—	5,000
Maturities of marketable securities	35,570	78,466	126,157	140,019
Net cash provided by investing activities	23,254	8,294	51,407	50,071
Financing activities:
Proceeds from the exercise of stock options	636	354	2,576	3,180
Proceeds from issuance of common stock and warrants	—	—	17,358	—
Payments of issuance costs	(76)	—	(122)	(94)
Net cash provided by financing activities	560	354	19,812	3,086

Net increase (decrease) in cash and cash equivalents	14,457	(5,862)	35,958	8,246
Cash and cash equivalents at beginning of period	40,651	31,533	19,150	17,425
Cash and cash equivalents at end of period	$55,108	$25,671	$55,108	$25,671

CASTLIGHT HEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2016	2016	2015	2016	2015
Gross profit:
GAAP gross profit subscription	$19,879	$17,861	$15,152	$54,641	$41,885
Stock-based compensation	139	120	96	367	196
Amortization of internal-use software	244	244	24	732	72
Reduction in workforce	—	5	—	5	—
Non-GAAP gross profit subscription	$20,262	$18,230	$15,272	$55,745	$42,153
GAAP gross margin subscription	83.3%	81.4%	83.1%	81.7%	83.1%
Non-GAAP gross margin subscription	84.9%	83.0%	83.8%	83.4%	83.6%

GAAP gross loss professional services	$(2,344)	$(3,220)	$(4,300)	$(8,997)	$(11,998)
Stock-based compensation	456	535	647	1,468	1,522
Capitalization of internal-use software	—	—	(33)	—	(33)
Reduction in workforce	4	99	—	103	—
Non-GAAP gross loss professional services	$(1,884)	$(2,586)	$(3,686)	$(7,426)	$(10,509)
GAAP gross margin professional services	(143)%	(198)%	(329)%	(182)%	(335)%
Non-GAAP gross margin professional services	(115)%	(159)%	(282)%	(150)%	(293)%

GAAP gross profit	$17,535	$14,641	$10,852	$45,644	$29,887
Impact of non-GAAP adjustments	843	1,003	734	2,675	1,757
Non-GAAP gross profit	$18,378	$15,644	$11,586	$48,319	$31,644
GAAP gross margin	68.8%	62.1%	55.5%	63.6%	55.3%
Non-GAAP gross margin	72.1%	66.3%	59.3%	67.3%	58.6%

Operating expense:
GAAP sales and marketing	$13,143	$15,452	$16,731	$44,877	$50,835
Stock-based compensation	(2,190)	(2,219)	(2,058)	(6,644)	(5,883)
Reduction in workforce	(48)	(374)	—	(422)	—
Non-GAAP sales and marketing	$10,905	$12,859	$14,673	$37,811	$44,952
GAAP research and development	$10,573	$9,961	$7,868	$30,619	$21,853
Stock-based compensation	(1,631)	(1,264)	(981)	(4,300)	(2,344)
Capitalization of internal-use software	—	—	841	—	1,636
Reduction in workforce	(18)	(118)	—	(136)	—
Non-GAAP research and development	$8,924	$8,579	$7,728	$26,183	$21,145
GAAP general and administrative	$5,338	$6,019	$6,311	$19,902	$18,291
Stock-based compensation	(1,236)	(971)	(1,177)	(3,476)	(3,100)
Litigation settlement	—	(141)	—	(2,876)	—
Reduction in workforce	(10)	(80)	—	(90)	—
Non-GAAP general and administrative	$4,092	$4,827	$5,134	$13,460	$15,191
GAAP operating expense	$29,054	$31,432	$30,910	$95,398	$90,979
Impact of non-GAAP adjustments	(5,133)	(5,167)	(3,375)	(17,944)	(9,691)
Non-GAAP operating expense	$23,921	$26,265	$27,535	$77,454	$81,288

Operating loss:
GAAP operating loss	$(11,519)	$(16,791)	$(20,058)	$(49,754)	$(61,092)
Impact of non-GAAP adjustments	5,976	6,170	4,109	20,619	11,448
Non-GAAP operating loss	$(5,543)	$(10,621)	$(15,949)	$(29,135)	$(49,644)

Net loss and net loss per share:
GAAP net loss	$(11,403)	$(16,692)	$(20,007)	$(49,450)	$(60,862)
Total pre-tax impact of non-GAAP adjustments	5,976	6,170	4,109	20,619	11,448
Income tax impact of non-GAAP adjustments	—	—	—	—	—
Non-GAAP net loss	$(5,427)	$(10,522)	$(15,898)	$(28,831)	$(49,414)
GAAP net loss per share, basic and diluted	$(0.11)	$(0.17)	$(0.21)	$(0.50)	$(0.65)
Non-GAAP net loss per share, basic and diluted	$(0.05)	$(0.11)	$(0.17)	$(0.29)	$(0.53)
Shares used in basic and diluted net loss per share computation	103,147	99,728	94,409	99,734	93,343

Investor Contact:
Seth Teich
ir@castlighthealth.com
415-829-1400
Media Contact:
Jim Rivas
press@castlighthealth.com
415-829-1568